                                                                    EXHIBIT 23.1

                      [Letterhead of Meaden & Moore, Ltd.]

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement No. 333-92076 on Form S-8 of our report on the consolidated financial statements and report as to schedules included in the Annual Report on Form 10-K of Waxman Industries, Inc. and Subsidiaries for the years ended June 30, 2003, 2002 and 2001.

/s/ Meaden & Moore, Ltd.
MEADEN & MOORE, LTD.
Certified Public Accountants

August 25, 2003
Cleveland, Ohio